Prospectus supplement dated September 22, 2014
to the following prospectus(es):
The One Investor Annuity prospectus dated May 1, 2014
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On August 21, 2014, the Board of Trustees of JPMorgan Insurance Trust approved the termination and liquidation of all classes of JPMorgan Insurance Trust - JPMorgan Insurance Trust Equity Index Portfolio, JPMorgan Insurance Trust - JPMorgan Insurance Trust Mid Cap Growth Portfolio, and JPMorgan Insurance Trust - JPMorgan Insurance Trust Intrepid Growth Portfolio. Effective August 25, 2014, these underlying mutual funds are no longer available to receive premium payments from new policies. Effective December 1, 2014, these funds are no longer available to receive transfers from existing policies.
Any remaining account value allocated to these funds will be transferred to the available class of the Nationwide Variable Insurance Trust - NVIT Money Market Fund on or about December 12, 2014.
PRO-2722-3